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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported):  November 14, 1997



                           OMNI MultiMedia Group, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                        1-13656                     04-2729490
  ---------------                ---------------             ------------------
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)


  50 Howe Avenue, Millbury, Massachusetts                        01527-3298
  ----------------------------------------                       ----------
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (508) 865-4451

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                TABLE OF CONTENTS

                                    FORM 8-K

                                November 18, 1997

Item                                                                       Page
----                                                                       ----
Item 3.  Bankruptcy or Receivership                                         3

Item 7.  Financial Statements and Exhibits                                  3

Signatures                                                                  4

Exhibits                                                                    5




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On November 14, 1997, the Registrant publicly disseminated a press release announcing that the Registrant has filed for Chapter 11 protection before the United States Bankruptcy Court for the Western District of Massachusetts. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits.

         99.1    The Registrant's Press Release dated November 14, 1997.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OMNI MultiMedia Group, Inc.
                                       ---------------------------
                                       (Registrant)



Date: November 18, 1997                By: /s/ Paul F. Johnson
                                           -------------------------------------
                                           Paul F. Johnson
                                           Chief Executive Officer and President






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                                  EXHIBIT INDEX


Exhibit                                                              Sequential
Number                   Description                                 Page Number
------                   -----------                                 -----------
99.1                     The Registrant's Press Release                   6
                         dated November 14, 1997.






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